UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2026
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting, seven proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Proxy Statement filed December 17, 2025. At the 2026 Annual Meeting, the Company’s shareholders:
1) elected John H. Tyson, Les R. Baledge, Mike Beebe, Sarah Bond, Maria Claudia Borras, David J. Bronczek, Donnie King, Maria N. Martinez, Cheryl S. Miller, Kate B. Quinn, Jeffrey K. Schomburger, Barbara A. Tyson, John R. Tyson, Olivia L. Tyson and Noel White to serve as directors until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified;
2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2026;
3) approved the amendment and restatement of the Tyson Foods, Inc. 2000 Stock Incentive Plan;
4) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
5) did not approve a shareholder proposal regarding disclosure of voting results based on class of shares;
6) did not approve a shareholder proposal regarding a report on environmental and human health impacts from waste lagoons;
7) did not approve a shareholder proposal regarding a report on the anticipated impact of recent changes in US immigration practices on the Company's finances and operations.
Set forth below are the voting results for each matter submitted to a vote (certain numbers in tables may not total due to rounding):
1.Election of directors:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John H Tyson	874,364,492	46,599,079	214,787	27,064,015
Les R. Baledge	873,508,339	46,191,701	1,478,318	27,064,015
Mike Beebe	867,840,768	53,116,972	220,618	27,064,015
Sarah Bond	915,455,574	5,502,292	220,492	27,064,015
Maria Claudia Borras	868,655,150	52,302,343	220,865	27,064,015
David J. Bronczek	828,434,418	92,516,778	227,162	27,064,015
Donnie King	911,865,873	9,103,953	208,532	27,064,015
Maria N. Martinez	869,822,677	51,130,089	225,592	27,064,015
Cheryl S. Miller	843,776,769	77,172,276	229,313	27,064,015
Kate B. Quinn	911,595,763	9,353,445	229,150	27,064,015
Jeffrey K. Schomburger	898,123,269	21,568,231	1,486,858	27,064,015
Barbara A. Tyson	876,410,180	44,553,656	214,522	27,064,015
John R. Tyson	874,321,577	46,617,204	239,577	27,064,015
Olivia L. Tyson	844,181,481	76,781,986	214,891	27,064,015
Noel White	898,573,967	22,386,555	217,836	27,064,015
2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2026:

Votes For	943,258,530
Votes Against	3,448,667
Votes Abstained	1,535,176
3.Amendment and Restatement of the Tyson Foods, Inc. 2000 Stock Incentive Plan:

Votes For	845,056,479
Votes Against	75,720,226
Votes Abstained	401,653
Broker Non-Votes	27,064,015

4.Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	757,601,824
Votes Against	163,240,218
Votes Abstained	336,316
Broker Non-Votes	27,064,015
5.Shareholder proposal regarding disclosure of voting results based on class of shares:

Votes For	133,051,698
Votes Against	787,654,285
Votes Abstained	472,375
Broker Non-Votes	27,064,015
6.Shareholder proposal regarding a report on environmental and human health impacts from waste lagoons:

Votes For	23,451,579
Votes Against	896,423,218
Votes Abstained	1,303,561
Broker Non-Votes	27,064,015
7.Shareholder proposal regarding a report on the anticipated impact of recent changes in US immigration practices on the Company's finances and operations:

Votes For	24,679,761
Votes Against	895,548,135
Votes Abstained	950,462
Broker Non-Votes	27,064,015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 9, 2026	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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